Exhibit 10.1

AMENDMENT NO. 2

This AMENDMENT NO. 2 (the “Agreement”) dated as of April 3, 2013 (the “Effective Date”) is among Continental Resources, Inc., an Oklahoma corporation (“Borrower”), Banner Pipeline Company LLC (“Banner”), CLR Asset Holdings, LLC (together with Banner, the “Guarantors”), the Lenders (as defined below), and Union Bank, N.A., as Administrative Agent and as Issuing Lender (as each such term is defined below).

RECITALS

A. The Borrower is party to that certain Seventh Amended and Restated Credit Agreement dated as of June 30, 2010, (as amended by that certain Amendment No. 1 dated July 26, 2012 and as the same has been or may be further amended, restated or modified from time to time, the “Credit Agreement”) among the Borrower, the lenders party thereto from time to time (the “Lenders”), and Union Bank, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and as issuing lender (in such capacity, the “Issuing Lender”).

B. The Borrower, the Lenders, the Issuing Lender and the Administrative Agent wish to, subject to the terms and conditions of this Agreement, make certain amendments to the Credit Agreement as provided herein.

THEREFORE, the Borrower, the Lenders, the Guarantors, the Administrative Agent and the Issuing Lender hereby agree as follows:

Section 1. Defined Terms. As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings herein assigned. Each term defined in the Credit Agreement and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, unless expressly provided to the contrary.

Section 2. Other Definitional Provisions. Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified. All references to instruments, documents, contracts, and agreements are references to such instruments, documents, contracts, and agreements as the same may be amended, supplemented, and otherwise modified from time to time, unless otherwise specified. The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The term “including” means “including, without limitation”. Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3. Amendments.

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following new defined terms:

“Requirement Release Date” means the date upon which the following conditions are satisfied: (i) the ratings of the Index Debt shall be maintained by S&P at BBB- or better and the ratings of the Index Debt shall be maintained by Moody’s at Baa3 or better (or, if a rating for the Index Debt shall be maintained by only one of S&P and Moody’s (other than as a result of action taken or omitted to be taken by the Borrower), the rating for the Index Debt is equal to or greater than the applicable rating specified in this clause (i)) and (ii) no Default or Event of Default shall have occurred and be continuing.

“Requirement Release Period” means the period of time from and after the Requirement Release Date and prior to the Requirement Reinstatement Date, if any.

“Requirement Reinstatement Date” means any date when (A) the rating for the Index Debt by S&P is less favorable than BBB- or (B) the rating for the Index Debt by Moody’s is less favorable than Baa3 or (C) neither S&P nor Moody’s maintains a rating for Index Debt.

(b) Section 1.01 of the Credit Agreement is hereby amended by replacing the definition of “Reinstatement Date” with the following new definition:

“Reinstatement Date” means any date when (A) both (i) the rating for the Index Debt by S&P is less favorable than BBB- and (ii) the rating for the Index Debt by Moody’s is less favorable than Baa3 or (B) neither S&P nor Moody’s maintains a rating for Index Debt or (C) if a rating for the Index Debt shall be maintained by only one of S&P and Moody’s, the rating for such Index Debt is less favorable than the applicable rating specified in this clause (A).

(c) Clauses (i) and (ii) of Section 2.02(a) of the Credit Agreement are each hereby replaced in their entirety with the following:

(i) Availability will be subject to the Borrowing Base, and the Borrowing Base will be mandatorily and automatically in effect at any time, when (A) both (x) the rating for the Index Debt by S&P is less favorable than BB+ and (y) the rating for the Index Debt by Moody’s is less favorable than Ba1 or (B) neither S&P nor Moody’s maintains a rating for Index Debt or (C) if a rating for the Index Debt shall be maintained by only one of S&P and Moody’s, the rating for such Index Debt is less favorable than the applicable rating specified in this clause (A). Additionally, the Borrowing Base may be in effect and Availability shall be subject to the Borrowing Base if the Borrower so elects pursuant to clauses (a)(ii) and (a)(iv) below. Any such period when the Borrowing Base is either mandatorily in effect pursuant to this clause (i) or optionally in effect pursuant to clauses (a)(ii) and (a)(iv) below is referred to herein as a “BB Period”.

(ii) If either (A) the rating for the Index Debt by S&P is equal to or greater than BB+ or (B) the rating for the Index Debt by Moody’s is equal to or greater than Ba1, then, subject to the limitations set forth in clause (iii) and clause (iv) below and from time to time, the Borrower may elect one of the following two options: (x) Availability shall be subject to the Borrowing Base and the Borrowing Base will be in effect or (y) Availability shall be governed without reference to the Borrowing Base and the Borrowing Base will not be in effect (any such optional period when the Borrowing Base is not in effect being the “Additional Covenant Period”).

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(d) Section 2.02(f) of the Credit Agreement is hereby replaced in its entirety with the following:

(f) Release of Oil and Gas Properties as Collateral. At the sole cost of the Borrower, all of the Collateral consisting of the Oil and Gas Properties (but excluding cash collateral pledged pursuant to Sections 2.04(c), 2.05(b), 2.07(j), 2.18(c),7.02(b) or 7.03(b), if any) shall be released by the Administrative Agent promptly following the written request of the Borrower made to the Administrative Agent so long as all of the following conditions are satisfied on the date of such actual release (the date of the actual release being the “Release Date”): (i) either (A) the ratings of the Index Debt shall be maintained by S&P at BBB- or better or (B) the ratings of the Index Debt shall be maintained by Moody’s at Baa3 or better; (ii) all Liens securing any Hedge Contract (other than Hedge Contracts with Swap Counterparties which are secured by the Collateral that will be released on the Release Date) and encumbering any Oil and Gas Properties of any Obligor shall have been released, and all covenants and agreements relating to any Hedge Contracts that require or could require Liens to secure obligations thereunder have been released and discharged; and (iii) no Default or Event of Default shall have occurred and be continuing. For the avoidance of doubt, the Borrower may not make any such request for release if a BB Period is in effect. Notwithstanding the foregoing, if a Reinstatement Date occurs, the Borrower and its Subsidiaries shall cause the Administrative Agent to have an Acceptable Security Interest in the lesser of (i) Oil and Gas Properties of the Borrower and its Subsidiaries representing 80% of the present value of such Oil and Gas Properties as determined by the most recently delivered Engineering Report and (ii) such of the Borrower’s and its Subsidiaries’ Proven Reserves and associated Oil and Gas Properties, as determined by the most recently delivered Engineering Report, sufficient to provide a Collateral Coverage Ratio of at least 1.75 to 1.00.

(e) The Credit Agreement is hereby amended by replacing each reference to “Release Period” in Sections 5.06(c)(iv), 5.06(d), 5.12, and 6.19 with a reference to “Requirement Release Period”.

(f) The Credit Agreement is hereby amended by deleting the reference to “constituting Collateral” in Section 5.06(c)(iv) and by replacing the reference to “constituting Collateral” in Section 5.06(d)(iv) with “of the Borrower and its Subsidiaries”.

(g) Section 6.01(l) of the Credit Agreement is hereby replaced in its entirety with the following:

(l) Liens not otherwise permitted in this Section 6.01; provided, that, (i) the Debt secured by such Liens is permitted under Section 6.02 (other than (x) clause (g), (h) or (i) thereof, and (y) during a Release Period, clause (d)), and (ii) no such Lien encumbers Collateral.

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Section 4. Borrower Representations and Warranties. The Borrower represents and warrants that: (a) the representations and warranties contained in the Credit Agreement and the representations and warranties contained in the other Loan Documents, are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) no Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the corporate power and authority of the Borrower and have been duly authorized by appropriate corporate and governing action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of the Borrower enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure Borrower’s obligations under the Loan Documents.

Section 5. Reaffirmation of Guaranty. Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty Agreement are in full force and effect and that such Guarantor continues to unconditionally and irrevocably, jointly and severally, guarantee the full and punctual payment of, when due, whether at stated maturity or earlier by acceleration or otherwise, all of the Obligations (subject to the terms of the Guaranty Agreement), as such Obligations may have been amended by this Agreement. Each Guarantor hereby acknowledges that its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guaranty Agreement in connection with the execution and delivery of amendments to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 6. Conditions to Effectiveness. This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a) The Administrative Agent shall have received multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender and the Lenders.

(b) No Default shall have occurred and be continuing as of the Effective Date.

(c) The representations and warranties in this Agreement shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof).

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(d) The Borrower shall have paid all reasonable costs and expenses of counsel to the Administrative Agent which have been invoiced to the Borrower at least one Business Day prior to the date hereof and are payable pursuant to Section 9.03(a) of the Credit Agreement.

Section 7. Acknowledgments and Agreements.

(a) The Borrower acknowledges that on the date hereof all Obligations are payable without defense, offset, counterclaim or recoupment.

(b) The Administrative Agent, the Issuing Lender and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents. Except as otherwise expressly contemplated herein, nothing in this Agreement shall constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, (iii) any rights or remedies of the Administrative Agent, the Issuing Lender or any Lender with respect to the Loan Documents, or (iv) the rights of the Administrative Agent, the Issuing Lender or any Lender to collect the full amounts owing to them under the Loan Documents.

(c) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement shall be a Default or Event of Default, as applicable, under the Credit Agreement.

Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument. This Agreement may be executed by facsimile signature or in portable document format (.pdf) and all such signatures shall be effective as originals.

Section 9. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 10. Invalidity. In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 11. Governing Law. The governing law provisions set forth in Section 9.14 of the Credit Agreement apply to this Agreement.

Section 12. Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

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[Remainder of this page intentionally left blank. Signature pages follow.]

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EXECUTED effective as of the date first above written.

BORROWER:	CONTINENTAL RESOURCES, INC.

	By:	/s/ John D. Hart
John D. Hart, Senior Vice President,
Chief Financial Officer and Treasurer

GUARANTORS: (for purposes of Section 5 only)	BANNER PIPELINE COMPANY LLC

	By:	/s/ John D. Hart
John D. Hart, Manager

CLR ASSET HOLDINGS, LLC

By: Continental Resources, Inc., its member as manager

	By:	/s/ John D. Hart
John D. Hart, Senior Vice President,
Chief Financial Officer and Treasurer

SIGNATURE PAGE TO AMENDMENT NO. 2

ADMINISTRATIVE AGENT/ ISSUING LENDER/LENDER:	UNION BANK, N.A., as Administrative Agent, Issuing Lender and a Lender

	By:	/s/ Josh Patterson
	Name:	Josh Patterson
	Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2

COMPASS BANK, as a Lender

By:	/s/ Ian Payne
Name:	Ian Payne
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2

THE ROYAL BANK OF SCOTLAND PLC as a Lender

By:	/s/ James L. Moyes
Name:	James L. Moyes
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tara McLean
Name:	Tara McLean
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2

BANK OF AMERICA, N.A.,
as a Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

SIGNATURE PAGE TO AMENDMENT NO. 2

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:	/s/ Scott Pittman
Name:	Scott Pittman
Title:	Authorized Officer

SIGNATURE PAGE TO AMENDMENT NO. 2

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Thomas E. Stelmar, Jr.
Name:	Thomas E. Stelmar, Jr.
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2

CITIBANK, N.A.,
as a Lender

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2

CAPITAL ONE, N.A.,
as a Lender

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2

SOVEREIGN BANK, N.A.

By:	/s/ Mark Connelly
Name:	Mark Connelly
Title:	Senior Vice President

By:	/s/ Aidan Lanigan
Name:	Aidan Lanigan
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2

UBS AG, Stamford Branch,
as a Lender

By:	/s/ Lana Gifas
Name:	Lana Gifas
Title:	Director

By:	/s/ Joselin Fernandes
Name:	Joselin Fernandes
Title:	Associate Director

SIGNATURE PAGE TO AMENDMENT NO. 2

TORONTO DOMINION (NEW YORK) LLC,
as a Lender

By:	/s/ Vicki Ferguson
Name:	Vicki Ferguson
Title:	Authorized Signatory

SIGNATURE PAGE TO AMENDMENT NO. 2

COMERICA BANK,
as a Lender

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2

MIDFIRST BANK,
as a Lender

By:	/s/ James P. Boggs
Name:	James P. Boggs
Title:	Senior Vice President

SIGNATURE PAGE TO AMENDMENT NO. 2